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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported) October 4, 2004

                           Blue River Bancshares, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Indiana
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                 (State or Other Jurisdiction of Incorporation)

           0-24501                                      35-2016637
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   (Commission File Number)                 (IRS Employer Identification No.)


  29 E. Washington Street, Shelbyville, Indiana               46176
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    (Address of Principal Executive Offices)                (Zip Code)

                                 (317) 398-9721
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

/X/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On October 4, 2004 Blue River Bancshares, Inc. (the "Company") entered into a Severance Agreement and Release (the "Agreement") with Lawrence T. Toombs ("Toombs") pursuant to which Toombs resigned as the President and a director of the Company and as the President and Chief Executive Officer and a director of the Company's wholly-owned subsidiary, Shelby County Bank. Under the terms of the Agreement, Mr. Toombs' will receive his base compensation until August 2, 2005 in addition to other benefits.

A copy of the Agreement is attached as Exhibit 10.1. A copy of the press release issued by the Company in connection with Mr. Toombs' resignation is attached as
Exhibit 99.1.

ITEM 1.02   TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

Pursuant to the terms of the Agreement, as described in Item 1.01 of this Current Report on Form 8-K, the Employment Agreement, dated August 2, 2002, by and between the Company and Toombs and the Employment Agreement, dated August 2, 2002, by and between Shelby County Bank and Toombs (collectively, the "Employment Agreements") were terminated effective as of the effective time of the Agreement. A description of the Employment Agreements is contained in the Company's definitive proxy statement for the 2004 Annual Meeting of Shareholders (the "2004 Proxy Statement"), as filed with the United States Securities and Exchange Commission (the "SEC") on April 8, 2004, which description is incorporated by reference in this Current Report on Form 8-K.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Pursuant to the terms of the Agreement, as described under Item 1.01 of this Current Report on Form 8-K, Toombs resigned as the President and as a director of the Company effective as of October 4, 2004.

As previously announced in a Current Report on Form 8-K, dated September 1, 2004, the Company is a party to an Agreement of Affiliation and Merger (the "Merger Agreement") by and among the Company, Shelby County Bank, Heartland Bancshares, Inc. and Heartland Community Bank on August 31, 2004. In anticipation of certain management changes which are contemplated by the Merger Agreement, the Board of Directors will appoint Russell Breeden, III ("Breeden"), the Company's Chairman as the President of the Company. Randy Collier ("Collier"), the Company's current Executive Vice President, will be appointed as the acting President and Chief Executive Officer of Shelby County Bank.

The 2004 Proxy Statement contains a description, which description is incorporated by reference in this Current Report on Form 8-K, of (i) the business experience of Breeden and Collier for the past five (5) years; (ii) any material transactions with the Company in which Breeden or Collier, or an immediate family member of either, had a material interest during the last two
(2) years; and (iii) Collier's Change in Control Agreement with the Company.

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Shareholders are urged to read the joint proxy statement/prospectus regarding the transactions contemplated in the Merger Agreement when it becomes available, because it will contain important information. Shareholders and other interested persons will be able to obtain a free copy of the joint proxy statement/prospectus, as well as other filings containing information about Blue River and Heartland, without charge, at the Securities and Exchange Commission's internet site (http://www.sec.gov). Copies of the joint proxy statement/prospectus and the filings with the Securities and Exchange Commission that will be incorporated by reference in the joint proxy statement/prospectus can also be obtained, without charge, by directing a request to the Corporate Secretary of Blue River Bancshares, Inc., at 29 E. Washington Street, P.O. Box 927, Shelbyville, Indiana 46176, or to the Corporate Secretary of Heartland Bancshares, Inc., 420 North Morton Street, Franklin, Indiana 46131.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(C)      EXHIBITS

         10.1 Severance Agreement and Release, dated October 4, 2004, by and among Blue River Bancshares, Inc., Shelby County Bank and Lawrence T. Toombs.

         99.1     Press Release dated October 4, 2004.


                                     * * * *


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       BLUE RIVER BANCSHARES, INC.
                                       (Registrant)


Date: October 4, 2004             By:   /s/ Russell Breeden, III
                                       -----------------------------------------
                                            Russell Breeden, III
                                            Chairman and Chief Executive Officer


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                                INDEX TO EXHIBITS


       Exhibit No.                          Description
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         10.01             Severance Agreement and Release, dated October 4,
                           2004, by and among Blue River Bancshares, Inc., Shelby County Bank and Lawrence T. Toombs

         99.1              Press Release dated October 4, 2004